UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 12, 2024
___________________
TRULIEVE CANNABIS CORP.
(Exact Name of Registrant as specified in its charter)
___________________

British Columbia	000-56248	84-2231905
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6749 Ben Bostic Road Quincy, FL	32351
(Address of principal executive offices)	(Zip Code)
(850) 298-8866
(Registrant’s telephone number, including area code)
Not Applicable
(Registrant’s name or former address, if change since last report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Trulieve Cannabis Corp. (the “Company”) held its annual general and special meeting of shareholders on June 12, 2024 (the “Meeting”). At the Meeting, the Company’s shareholders approved the Company’s Second Amended and Restated Trulieve Cannabis Corp. 2021 Omnibus Incentive Plan (the “Amended 2021 Plan”). The Board of Directors of the Company approved the Amended 2021 Plan on April 24, 2024, subject to shareholder approval. The results of the shareholder vote on the Amended 2021 Plan are set forth below under Item 5.07 of this Current Report on Form 8-K. The Amended 2021 Plan increases the share pool limit by adding 5,500,000 subordinate voting shares to the Amended 2021 Plan as of its effective date. Additional information about the Amended 2021 Plan is contained under the caption “Proposal No 4: Approval of the Second Amendment and Restatement of the Company’s 2021 Omnibus Incentive Plan” in the Company’s definitive proxy statement for the Meeting filed with the Securities and Exchange Commission on April 29, 2024 and is incorporated herein by reference. The description of the Amended 2021 Plan is qualified in its entirety by reference to the Amended 2021 Plan, a copy of which is incorporated by reference as Exhibit 10.1 to this report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following are the voting results for the proposals considered and voted upon at the Meeting, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2024.

Proposal No. 1: To set the number of directors of the Company at seven (7).

The shareholders voted and approved to set the number of directors of the Company at seven (7).

Votes For	Votes Against	Abstain
106,639,367	3,073,437	1,924,726

Proposal No. 2: To elect seven directors as directors of the Company for the forthcoming year.

The shareholders voted to elect the following individuals as directors of the Company until the next annual meeting of shareholders at which election of directors is considered, or until his or her successor is duly elected or appointed:

Name of Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thad Beshears	57,733,640	2,889,410	51,014,480
Peter Healy	54,939,946	5,683,104	51,014,480
Richard May	56,311,572	4,311,478	51,014,480
Thomas Millner	54,929,626	5,693,424	51,014,480
Jane Morreau	54,941,401	5,681,649	51,014,480
Kim Rivers	52,698,419	7,924,631	51,014,480
Susan Thronson	54,966,263	5,656,787	51,014,480

Proposal No. 3: To conduct a non-binding advisory vote on the compensation of the Company’s named executive officers.

The shareholders approved the compensation paid to the Company’s named executive officers for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstain	Broker Non-Votes
50,916,204	7,899,228	1,807,618	51,014,480

Proposal No. 4: To approve the second amendment and restatement of the Company’s 2021 Omnibus Incentive Plan.

The shareholders approved the second amendment and restatement of the Company’s 2021 Omnibus Incentive Plan.

Votes For	Votes Against	Abstain	Broker Non-Votes
52,154,457	5,868,014	2,600,579	51,014,480
Proposal No. 5: To ratify the selection by the Audit Committee of the Board of WithumSmith+Brown, PC as auditors for the Company for the year ending December 31, 2024.

The shareholders ratified the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the ensuing fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstain
109,456,740	1,922,034	258,756

Item 9.01. Financial Statements and Exhibits.

    (d)    Exhibits:

Exhibit Number	Description
10.1	Second Amended and Restated Trulieve Cannabis Corp. 2021 Omnibus Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trulieve Cannabis Corp.

By:	/s/ Eric Powers
Name:	Eric Powers
Title:	Chief Legal Officer
Date: June 13, 2024